                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, THAT:

The undersigned director of Waddell & Reed Financial, Inc. (the "Company") hereby constitutes and appoints Sharon K. Pappas and Daniel C. Schulte, and each of them severally, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Form S-8 Registration Statement for the Waddell & Reed Financial, Inc. 1998 Stock Incentive Plan, 1998 Executive Deferred Compensation Stock Option Plan and 1998 Non-Employee Director Stock Option Plan, and any other Registration Statement relating to the same offering, and any and all amendments and post-effective amendments thereto, and to file the same, with all exhibits thereto, and other documents required in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorneys-in-fact and agents or any of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have signed this Power of Attorney in the capacity and on the date indicated below.


                                 /s/ David L. Boren
                                 -------------------------
                                 David L. Boren
                                 Director
                                 Date:  September 25, 1998

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, THAT:

The undersigned director of Waddell & Reed Financial, Inc. (the "Company") hereby constitutes and appoints Sharon K. Pappas and Daniel C. Schulte, and each of them severally, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Form S-8 Registration Statement for the Waddell & Reed Financial, Inc. 1998 Stock Incentive Plan, 1998 Executive Deferred Compensation Stock Option Plan and 1998 Non-Employee Director Stock Option Plan, and any other Registration Statement relating to the same offering, and any and all amendments and post-effective amendments thereto, and to file the same, with all exhibits thereto, and other documents required in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorneys-in-fact and agents or any of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have signed this Power of Attorney in the capacity and on the date indicated below.


                                 /s/ Harold T. McCormick
                                 -----------------------------
                                 Harold T. McCormick
                                 Director
                                 Date:  September 25, 1998

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, THAT:

The undersigned director of Waddell & Reed Financial, Inc. (the "Company") hereby constitutes and appoints Sharon K. Pappas and Daniel C. Schulte, and each of them severally, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Form S-8 Registration Statement for the Waddell & Reed Financial, Inc. 1998 Stock Incentive Plan, 1998 Executive Deferred Compensation Stock Option Plan and 1998 Non-Employee Director Stock Option Plan, and any other Registration Statement relating to the same offering, and any and all amendments and post-effective amendments thereto, and to file the same, with all exhibits thereto, and other documents required in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorneys-in-fact and agents or any of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have signed this Power of Attorney in the capacity and on the date indicated below.


                                 /s/ Louis T. Hagopian
                                 -------------------------
                                 Louis T. Hagopian
                                 Director
                                 Date:  September 28, 1998

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, THAT:

The undersigned director of Waddell & Reed Financial, Inc. (the "Company") hereby constitutes and appoints Sharon K. Pappas and Daniel C. Schulte, and each of them severally, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Form S-8 Registration Statement for the Waddell & Reed Financial, Inc. 1998 Stock Incentive Plan, 1998 Executive Deferred Compensation Stock Option Plan and 1998 Non-Employee Director Stock Option Plan, and any other Registration Statement relating to the same offering, and any and all amendments and post-effective amendments thereto, and to file the same, with all exhibits thereto, and other documents required in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorneys-in-fact and agents or any of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have signed this Power of Attorney in the capacity and on the date indicated below.


                                 /s/ Joseph L. Lanier
                                 -------------------------
                                 Joseph L. Lanier
                                 Director
                                 Date:  September 25, 1998

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, THAT:

The undersigned director of Waddell & Reed Financial, Inc. (the "Company") hereby constitutes and appoints Sharon K. Pappas and Daniel C. Schulte, and each of them severally, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Form S-8 Registration Statement for the Waddell & Reed Financial, Inc. 1998 Stock Incentive Plan, 1998 Executive Deferred Compensation Stock Option Plan and 1998 Non-Employee Director Stock Option Plan, and any other Registration Statement relating to the same offering, and any and all amendments and post-effective amendments thereto, and to file the same, with all exhibits thereto, and other documents required in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorneys-in-fact and agents or any of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have signed this Power of Attorney in the capacity and on the date indicated below.


                                 /s/ William L. Rogers
                                 ---------------------------
                                 William L. Rogers
                                 Director
                                 Date:  September 25, 1998

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, THAT:

The undersigned director of Waddell & Reed Financial, Inc. (the "Company") hereby constitutes and appoints Sharon K. Pappas and Daniel C. Schulte, and each of them severally, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Form S-8 Registration Statement for the Waddell & Reed Financial, Inc. 1998 Stock Incentive Plan, 1998 Executive Deferred Compensation Stock Option Plan and 1998 Non-Employee Director Stock Option Plan, and any other Registration Statement relating to the same offering, and any and all amendments and post-effective amendments thereto, and to file the same, with all exhibits thereto, and other documents required in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorneys-in-fact and agents or any of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have signed this Power of Attorney in the capacity and on the date indicated below.


                                 /s/ R.K. Richey
                                 -------------------------
                                 R.K. Richey
                                 Director
                                 Date:  September 25, 1998

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, THAT:

The undersigned director of Waddell & Reed Financial, Inc. (the "Company") hereby constitutes and appoints Sharon K. Pappas and Daniel C. Schulte, and each of them severally, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Form S-8 Registration Statement for the Waddell & Reed Financial, Inc. 1998 Stock Incentive Plan, 1998 Executive Deferred Compensation Stock Option Plan and 1998 Non-Employee Director Stock Option Plan, and any other Registration Statement relating to the same offering, and any and all amendments and post-effective amendments thereto, and to file the same, with all exhibits thereto, and other documents required in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorneys-in-fact and agents or any of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have signed this Power of Attorney in the capacity and on the date indicated below.


                                 /s/ James M. Raines
                                 --------------------------
                                 James M. Raines
                                 Director
                                 Date:  September 28, 1998

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, THAT:

The undersigned director of Waddell & Reed Financial, Inc. (the "Company") hereby constitutes and appoints Sharon K. Pappas and Daniel C. Schulte, and each of them severally, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Form S-8 Registration Statement for the Waddell & Reed Financial, Inc. 1998 Stock Incentive Plan, 1998 Executive Deferred Compensation Stock Option Plan and 1998 Non-Employee Director Stock Option Plan, and any other Registration Statement relating to the same offering, and any and all amendments and post-effective amendments thereto, and to file the same, with all exhibits thereto, and other documents required in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorneys-in-fact and agents or any of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have signed this Power of Attorney in the capacity and on the date indicated below.


                                 /s/ George J. Records
                                 -------------------------
                                 George J. Records
                                 Director
                                 Date:  September 25, 1998

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, THAT:

The undersigned director of Waddell & Reed Financial, Inc. (the "Company") hereby constitutes and appoints Sharon K. Pappas and Daniel C. Schulte, and each of them severally, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Form S-8 Registration Statement for the Waddell & Reed Financial, Inc. 1998 Stock Incentive Plan, 1998 Executive Deferred Compensation Stock Option Plan and 1998 Non-Employee Director Stock Option Plan, and any other Registration Statement relating to the same offering, and any and all amendments and post-effective amendments thereto, and to file the same, with all exhibits thereto, and other documents required in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorneys-in-fact and agents or any of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have signed this Power of Attorney in the capacity and on the date indicated below.


                                 /s/ Joseph M. Farley
                                 -------------------------
                                 Joseph M. Farley
                                 Director
                                 Date:  September 25, 1998